Preliminary – Subject to Modification

Committee Guidelines Analysis

KEEFE, BRUYETTE & WOODS
A Stifel Company

Preliminary – Subject to Modification

Committee Guidelines Analysis

Selected Scenario

Assumptions (Valuation)		
Organic Growth		1.00%
Cost per $ of inorganic revenue	$	0.55
2021E-2023E Incremental Pre-Tax Margin Expansion (%)		0.50%
2024E Incremental Pre-Tax Margin Expansion (%)		0.75%
2025E+ Incremental Pre-Tax Margin Expansion (%)		1.00%
Annual Tax Rate (%)		28.00%

($ in 000s)	3 Mo	For the Fiscal Year Ended September 30,						*Reference*			
	2020 [1]	2021	2022	2023	2024	2025	2026	*2018A*	*2019A*	*2020B*	*2021E+*
Total Revenue	$ 53,489	$ 216,094	$ 223,709	$ 231,401	$ 240,988	$ 250,670	$ 264,086	$ 211,114	$ 212,941	$ 213,954	
Revenue Growth (%)		*1.00%*	*3.52%*	*3.44%*	*4.14%*	*4.02%*	*5.35%*				
Pre-Tax Income	$ (241)	$ 105	$ 1,228	$ 2,427	$ 4,335	$ 7,016	$ 10,032	(8,322)	2,122	(966)	
Pre-Tax Margin (%)	*(0.45%)*	*0.05%*	*0.55%*	*1.05%*	*1.80%*	*2.80%*	*3.80%*				
Plus: Offering Expense	33	-	-	-	-	-	-	96	(60)	132	
Plus: Loss of Investment in Subs	74	-	-	-	-	-	-	57	-	297	
Adjusted EBT	**$ (134)**	**$ 105**	**$ 1,228**	**$ 2,427**	**$ 4,335**	**$ 7,016**	**$ 10,032**				
Less: Taxes @ 28%	(3)	(29)	(344)	(679)	(1,214)	(1,964)	(2,809)	3,188	318	(10)	
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 884**	**$ 1,747**	**$ 3,121**	**$ 5,051**	**$ 7,223**				
Memo:											
Cumulative Net Income		*$ (61)*	*$ 823*	*$ 2,570*	*$ 5,691*	*$ 10,742*	*$ 17,965*				
Cash Flow to Shareholders											
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 884**	**$ 1,747**	**$ 3,121**	**$ 5,051**					
(+) Depreciation[2]	250	1,000	1,000	1,000	1,000	1,000		$ 663	$ 728	$ 1,000	$ 1,000
(+) Amortization[2]	492	2,068	2,068	2,068	2,068	2,068		887	1,104	1,968	2,068
NOPAT	**$ 605**	**$ 3,144**	**$ 3,952**	**$ 4,816**	**$ 6,189**	**$ 8,120**					
(-) Capital Expenditures[3]	-	(1,500)	(3,000)	(3,500)	(4,000)	(5,000)		(274)	(2,396)		
(-) Change in Working Capital[4]	-	-	-	-	-	-		(2,554)	(4,942)		
Cash Flow to Shareholders	**$ 605**	**$ 1,644**	**$ 952**	**$ 1,316**	**$ 2,189**	**$ 3,120**					

Acquisition Waterfall

	3 Mo	For the Fiscal Year Ended September 30,					Total
	2020[1]	2021	2022	2023	2024	2025	Deal
2020 Acquisitions							$ -
2021 Acquisition		$ 1,500	$ 1,500				3,000
2022 Acquisition			$ 1,500	$ 1,500			3,000
2023 Acquisition				$ 2,000	$ 2,000		4,000
2024 Acquisition					$ 2,000	$ 2,000	4,000
2025 Acquisition						$ 3,000	6,000
Total M&A Spend	**$ -**	**$ 1,500**	**$ 3,000**	**$ 3,500**	**$ 4,000**	**$ 5,000**	**$ 20,000**

(1) Assumes valuation date of 6/30/2020; Fiscal fourth quarter 2020 earnings based on one fourth of management's fiscal year budget

(2) Depreciation and amortization expense projections are based on management's estimates
(3) Assumes capital expenditures is attributable to M&A spend
(4) Conservatively assumes no impact from change in net working capital

Committee Guidelines Analysis *(Cont'd)*

Scenario 1

Assumptions (Valuation)	
Organic Growth	1.00%
Cost per $ of inorganic revenue	$ 0.60
2021E-2023E Incremental Pre-Tax Margin Expansion (%)	0.50%
2024E+ Incremental Pre-Tax Margin Expansion (%)	0.50%
Annual Tax Rate (%)	28.00%

($ in 000s)	3 Mo	For the Fiscal Year Ended September 30,						*Reference*			
	2020 [1]	2021	2022	2023	2024	2025	2026	*2018A*	*2019A*	*2020B*	*2021E+*
Total Revenue	$ 53,489	$ 216,094	$ 223,255	$ 230,487	$ 239,459	$ 248,520	$ 261,005	$ 211,114	$ 212,941	$ 213,954	
Revenue Growth (%)		*1.00%*	*3.31%*	*3.24%*	*3.89%*	*3.78%*	*5.02%*				
Pre-Tax Income	$ (241)	$ 105	$ 1,225	$ 2,417	$ 3,709	$ 5,091	$ 6,652	(8,322)	2,122	(966)	
Pre-Tax Margin (%)	*(0.45%)*	*0.05%*	*0.55%*	*1.05%*	*1.55%*	*2.05%*	*2.55%*				
Plus: Offering Expense	33	-	-	-	-	-	-	96	(60)	132	
Plus: Loss of Investment in Subs	74	-	-	-	-	-	-	57	-	297	
Adjusted EBT	**$ (134)**	**$ 105**	**$ 1,225**	**$ 2,417**	**$ 3,709**	**$ 5,091**	**$ 6,652**				
Less: Taxes @ 28%	(3)	(29)	(343)	(677)	(1,038)	(1,426)	(1,863)	3,188	318	(10)	
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 882**	**$ 1,740**	**$ 2,670**	**$ 3,666**	**$ 4,790**				
Memo:											
Cumulative Net Income		*$ (61)*	*$ 821*	*$ 2,562*	*$ 5,232*	*$ 8,898*	*$ 13,687*				
Cash Flow to Shareholders											
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 882**	**$ 1,740**	**$ 2,670**	**$ 3,666**					
(+) Depreciation [2]	250	1,000	1,000	1,000	1,000	1,000		$ 663	$ 728	$ 1,000	$ 1,000
(+) Amortization [2]	492	2,068	2,068	2,068	2,068	2,068		887	1,104	1,968	2,068
NOPAT	**$ 605**	**$ 3,144**	**$ 3,950**	**$ 4,809**	**$ 5,739**	**$ 6,734**					
(-) Capital Expenditures [3]	-	(1,500)	(3,000)	(3,500)	(4,000)	(5,000)		(274)	(2,396)		
(-) Change in Working Capital [4]	-	-	-	-	-	-		(2,554)	(4,942)		
Cash Flow to Shareholders	**$ 605**	**$ 1,644**	**$ 950**	**$ 1,309**	**$ 1,739**	**$ 1,734**					

Acquisition Waterfall

	3 Mo	For the Fiscal Year Ended September 30,					Total
	2020 [1]	2021	2022	2023	2024	2025	Deal
2020 Acquisitions							$ -
2021 Acquisition		$ 1,500	$ 1,500				3,000
2022 Acquisition			$ 1,500	$ 1,500			3,000
2023 Acquisition				$ 2,000	$ 2,000		4,000
2024 Acquisition					$ 2,000	$ 2,000	4,000
2025 Acquisition						$ 3,000	6,000
Total M&A Spend	**$ -**	**$ 1,500**	**$ 3,000**	**$ 3,500**	**$ 4,000**	**$ 5,000**	**$ 20,000**

(1) Assumes valuation date of 6/30/2020; Fiscal fourth quarter 2020 earnings based on one fourth of management's fiscal year budget

(2) Depreciation and amortization expense projections are based on management's estimates
(3) Assumes capital expenditures is attributable to M&A spend
(4) Conservatively assumes no impact from change in net working capital

Committee Guidelines Analysis *(Cont'd)*

Scenario 2

Assumptions (Valuation)	
Organic Growth	1.00%
Cost per $ of inorganic revenue	$ 0.50
2021E-2023E Incremental Pre-Tax Margin Expansion (%)	0.50%
2024E+ Incremental Pre-Tax Margin Expansion (%)	0.50%
Annual Tax Rate (%)	28.00%

($ in 000s)	3 Mo	For the Fiscal Year Ended September 30,						*Reference*			
	2020 [1]	2021	2022	2023	2024	2025	2026	*2018A*	*2019A*	*2020B*	*2021E+*
Total Revenue	$ 53,489	$ 216,094	$ 224,255	$ 232,497	$ 242,822	$ 253,251	$ 267,783	$ 211,114	$ 212,941	$ 213,954	
Revenue Growth (%)		*1.00%*	*3.78%*	*3.68%*	*4.44%*	*4.29%*	*5.74%*				
Pre-Tax Income	$ (241)	$ 105	$ 1,231	$ 2,438	$ 3,761	$ 5,188	$ 6,825	(8,322)	2,122	(966)	
Pre-Tax Margin (%)	*(0.45%)*	*0.05%*	*0.55%*	*1.05%*	*1.55%*	*2.05%*	*2.55%*				
Plus: Offering Expense	33	-	-	-	-	-	-	96	(60)	132	
Plus: Loss of Investment in Subs	74	-	-	-	-	-	-	57	-	297	
Adjusted EBT	**$ (134)**	**$ 105**	**$ 1,231**	**$ 2,438**	**$ 3,761**	**$ 5,188**	**$ 6,825**				
Less: Taxes @ 28%	(3)	(29)	(345)	(683)	(1,053)	(1,453)	(1,911)	3,188	318	(10)	
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 886**	**$ 1,756**	**$ 2,708**	**$ 3,736**	**$ 4,914**				
Memo:											
Cumulative Net Income		*$ (61)*	*$ 825*	*$ 2,581*	*$ 5,288*	*$ 9,024*	*$ 13,938*				
Cash Flow to Shareholders											
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 886**	**$ 1,756**	**$ 2,708**	**$ 3,736**					
(+) Depreciation[2]	250	1,000	1,000	1,000	1,000	1,000		$ 663	$ 728	$ 1,000	$ 1,000
(+) Amortization[2]	492	2,068	2,068	2,068	2,068	2,068		887	1,104	1,968	2,068
NOPAT	**$ 605**	**$ 3,144**	**$ 3,954**	**$ 4,824**	**$ 5,776**	**$ 6,804**					
(-) Capital Expenditures[3]	-	(1,500)	(3,000)	(3,500)	(4,000)	(5,000)		(274)	(2,396)		
(-) Change in Working Capital[4]	-	-	-	-	-	-		(2,554)	(4,942)		
Cash Flow to Shareholders	**$ 605**	**$ 1,644**	**$ 954**	**$ 1,324**	**$ 1,776**	**$ 1,804**					

Acquisition Waterfall

	3 Mo	For the Fiscal Year Ended September 30,					Total
	2020[1]	2021	2022	2023	2024	2025	Deal
2020 Acquisitions							$ -
2021 Acquisition		$ 1,500	$ 1,500				3,000
2022 Acquisition			$ 1,500	$ 1,500			3,000
2023 Acquisition				$ 2,000	$ 2,000		4,000
2024 Acquisition					$ 2,000	$ 2,000	4,000
2025 Acquisition						$ 3,000	6,000
Total M&A Spend	**$ -**	**$ 1,500**	**$ 3,000**	**$ 3,500**	**$ 4,000**	**$ 5,000**	**$ 20,000**

(1) Assumes valuation date of 6/30/2020; Fiscal fourth quarter 2020 earnings based on one fourth of management's fiscal year budget

(2) Depreciation and amortization expense projections are based on management's estimates
(3) Assumes capital expenditures is attributable to M&A spend
(4) Conservatively assumes no impact from change in net working capital

Committee Guidelines Analysis *(Cont'd)*

Scenario 3

Assumptions (Valuation)	
Organic Growth	1.00%
Cost per $ of inorganic revenue	$ 0.60
2021E-2023E Incremental Pre-Tax Margin Expansion (%)	0.50%
2024E+ Incremental Pre-Tax Margin Expansion (%)	1.00%
Annual Tax Rate (%)	28.00%

($ in 000s)	3 Mo	For the Fiscal Year Ended September 30,						*Reference*			
	2020 (1)	2021	2022	2023	2024	2025	2026	*2018A*	*2019A*	*2020B*	*2021E+*
Total Revenue	$ 53,489	$ 216,094	$ 223,255	$ 230,487	$ 239,459	$ 248,520	$ 261,005	$ 211,114	$ 212,941	$ 213,954	
Revenue Growth (%)		*1.00%*	*3.31%*	*3.24%*	*3.89%*	*3.78%*	*5.02%*				
Pre-Tax Income	$ (241)	$ 105	$ 1,225	$ 2,417	$ 4,906	$ 7,577	$ 10,567	(8,322)	2,122	(966)	
Pre-Tax Margin (%)	*(0.45%)*	*0.05%*	*0.55%*	*1.05%*	*2.05%*	*3.05%*	*4.05%*				
Plus: Offering Expense	33	-	-	-	-	-	-	96	(60)	132	
Plus: Loss of Investment in Subs	74	-	-	-	-	-	-	57	-	297	
Adjusted EBT	**$ (134)**	**$ 105**	**$ 1,225**	**$ 2,417**	**$ 4,906**	**$ 7,577**	**$ 10,567**				
Less: Taxes @ 28%	(3)	(29)	(343)	(677)	(1,374)	(2,121)	(2,959)	3,188	318	(10)	
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 882**	**$ 1,740**	**$ 3,532**	**$ 5,455**	**$ 7,609**				
Memo:											
Cumulative Net Income		*$ (61)*	*$ 821*	*$ 2,562*	*$ 6,094*	*$ 11,549*	*$ 19,157*				
Cash Flow to Shareholders											
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 882**	**$ 1,740**	**$ 3,532**	**$ 5,455**					
(+) Depreciation(2)	250	1,000	1,000	1,000	1,000	1,000		$ 663	$ 728	$ 1,000	$ 1,000
(+) Amortization(2)	492	2,068	2,068	2,068	2,068	2,068		887	1,104	1,968	2,068
NOPAT	**$ 605**	**$ 3,144**	**$ 3,950**	**$ 4,809**	**$ 6,601**	**$ 8,524**					
(-) Capital Expenditures(3)	-	(1,500)	(3,000)	(3,500)	(4,000)	(5,000)		(274)	(2,396)		
(-) Change in Working Capital(4)	-	-	-	-	-	-		(2,554)	(4,942)		
Cash Flow to Shareholders	**$ 605**	**$ 1,644**	**$ 950**	**$ 1,309**	**$ 2,601**	**$ 3,524**					

Acquisition Waterfall

	3 Mo	For the Fiscal Year Ended September 30,					Total
	2020(1)	2021	2022	2023	2024	2025	Deal
2020 Acquisitions							$ -
2021 Acquisition		$ 1,500	$ 1,500				3,000
2022 Acquisition			$ 1,500	$ 1,500			3,000
2023 Acquisition				$ 2,000	$ 2,000		4,000
2024 Acquisition					$ 2,000	$ 2,000	4,000
2025 Acquisition						$ 3,000	6,000
Total M&A Spend	**$ -**	**$ 1,500**	**$ 3,000**	**$ 3,500**	**$ 4,000**	**$ 5,000**	**$ 20,000**

(1) Assumes valuation date of 6/30/2020; Fiscal fourth quarter 2020 earnings based on one fourth of management's fiscal year budget

(2) Depreciation and amortization expense projections are based on management's estimates
(3) Assumes capital expenditures is attributable to M&A spend
(4) Conservatively assumes no impact from change in net working capital

Committee Guidelines Analysis *(Cont'd)*

Scenario 4

Assumptions (Valuation)	
Organic Growth	1.00%
Cost per $ of inorganic revenue	$ 0.50
2021E-2023E Incremental Pre-Tax Margin Expansion (%)	0.50%
2024E+ Incremental Pre-Tax Margin Expansion (%)	1.00%
Annual Tax Rate (%)	28.00%

($ in 000s)	3 Mo	For the Fiscal Year Ended September 30,						*Reference*			
	2020 [(1)]	2021	2022	2023	2024	2025	2026	*2018A*	*2019A*	*2020B*	*2021E+*
Total Revenue	$ 53,489	$ 216,094	$ 224,255	$ 232,497	$ 242,822	$ 253,251	$ 267,783	$ 211,114	$ 212,941	$ 213,954	
Revenue Growth (%)		*1.00%*	*3.78%*	*3.68%*	*4.44%*	*4.29%*	*5.74%*				
Pre-Tax Income	$ (241)	$ 105	$ 1,231	$ 2,438	$ 4,975	$ 7,721	$ 10,842	(8,322)	2,122	(966)	
Pre-Tax Margin (%)	*(0.45%)*	*0.05%*	*0.55%*	*1.05%*	*2.05%*	*3.05%*	*4.05%*				
Plus: Offering Expense	33	-	-	-	-	-	-	96	(60)	132	
Plus: Loss of Investment in Subs	74	-	-	-	-	-	-	57	-	297	
Adjusted EBT	**$ (134)**	**$ 105**	**$ 1,231**	**$ 2,438**	**$ 4,975**	**$ 7,721**	**$ 10,842**				
Less: Taxes @ 28%	(3)	(29)	(345)	(683)	(1,393)	(2,162)	(3,036)	3,188	318	(10)	
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 886**	**$ 1,756**	**$ 3,582**	**$ 5,559**	**$ 7,806**				
Memo:											
Cumulative Net Income		*$ (61)*	*$ 825*	*$ 2,581*	*$ 6,162*	*$ 11,722*	*$ 19,528*				
Cash Flow to Shareholders											
Tax-Affected Net Income	**$ (137)**	**$ 76**	**$ 886**	**$ 1,756**	**$ 3,582**	**$ 5,559**					
(+) Depreciation[(2)]	250	1,000	1,000	1,000	1,000	1,000		$ 663	$ 728	$ 1,000	$ 1,000
(+) Amortization[(2)]	492	2,068	2,068	2,068	2,068	2,068		887	1,104	1,968	2,068
NOPAT	**$ 605**	**$ 3,144**	**$ 3,954**	**$ 4,824**	**$ 6,650**	**$ 8,628**					
(-) Capital Expenditures[(3)]	-	(1,500)	(3,000)	(3,500)	(4,000)	(5,000)		(274)	(2,396)		
(-) Change in Working Capital[(4)]	-	-	-	-	-	-		(2,554)	(4,942)		
Cash Flow to Shareholders	**$ 605**	**$ 1,644**	**$ 954**	**$ 1,324**	**$ 2,650**	**$ 3,628**					

Acquisition Waterfall

	3 Mo	For the Fiscal Year Ended September 30,					Total
	2020[(1)]	2021	2022	2023	2024	2025	Deal
2020 Acquisitions							$ -
2021 Acquisition		$ 1,500	$ 1,500				3,000
2022 Acquisition			$ 1,500	$ 1,500			3,000
2023 Acquisition				$ 2,000	$ 2,000		4,000
2024 Acquisition					$ 2,000	$ 2,000	4,000
2025 Acquisition						$ 3,000	6,000
Total M&A Spend	**$ -**	**$ 1,500**	**$ 3,000**	**$ 3,500**	**$ 4,000**	**$ 5,000**	**$ 20,000**

(1) Assumes valuation date of 6/30/2020; Fiscal fourth quarter 2020 earnings based on one fourth of management's fiscal year budget

(2) Depreciation and amortization expense projections are based on management's estimates
(3) Assumes capital expenditures is attributable to M&A spend
(4) Conservatively assumes no impact from change in net working capital

Important Notice

These materials (the "Materials") have been prepared by Keefe, Bruyette & Woods, Inc. ("KBW") for the exclusive use of the special committee (the "Committee") of the board of directors of National Holdings Corporation (the "Company"), in connection with KBW's presentation to the Committee at a meeting to be held on June 16, 2020. This Presentation has been prepared in connection with the Committee's consideration of a potential transaction involving the Company.

The Materials contain information obtained from publicly available sources and from materials provided to KBW by the Company, and KBW expressly disclaims any responsibility for, or liability in connection with, such information. In preparing the Materials, we have, with the consent of the Company, assumed and relied upon, without independent verification, the accuracy and completeness of all of the financial and other information reviewed by us, and we have not assumed any responsibility or liability for independent verification of, or the accuracy or completeness of, such information. KBW did not conduct any independent verification or any appraisal or physical inspection of properties, assets or liabilities or evaluate the solvency, financial capability or fair value of the Company under any state or federal laws, including those relating to bankruptcy, insolvency or other matters, and is not expressing a view or opining as to any terms of any transaction undertaken by the Company. We express no view as to any such information or the assumptions or bases therefor.

Any implied values contained in the Materials are preliminary and solely illustrative and do not purport to be valuation advice in respect of the Company or any other entity (including any potential counterparty to any strategic alternative or transaction) and should not be relied upon as such. The Materials are based upon economic, market and other conditions as they exist and can be evaluated as of its date (or such other dates as reflected therein) It is understood that subsequent developments may affect the Materials and that KBW does not have an obligation to replicate, revise or reaffirm the Materials. The Materials do not contain advice in any respect as to the legal, regulatory, tax or accounting consequences of any potential strategic alternatives or transactions on the Company or the Company's shareholders, and it is the responsibility of such parties to obtain advice on such matters from other qualified professionals. The Materials are not intended to, and do not, constitute a fairness opinion.

The Materials and the information contained herein have been prepared for the Committee and may not be used by any other person except with the express prior written consent of KBW. Any party receiving these materials (other than the Committee), absent the express prior written consent of KBW, is not authorized to rely on these materials for any purpose. The Company acknowledges that it shall not disclose to any person the existence of the Materials, any view expressed by KBW in connection herewith (in writing or otherwise) or any portion hereof or thereof, or KBW's engagement, without KBW's express written consent. The Materials, and the materials and financial models (if any) used by KBW in preparing the Materials, have been developed by and are proprietary to KBW and are protected under applicable copyright laws. Not in limitation of any of the foregoing, any recipient thereof, or reproduce, distribute or make publicly available all or any portion of the Materials or such models (if any) or other materials contained therein without the prior written consent of KBW.